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Exhibit 99.1

Pacific Premier Bancorp, Inc.,
Annual Report on Form 10-K
for the Year ended December 31, 2002

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, who is the Chief Executive Officer of Pacific Premier Bancorp, Inc., and Subsidiaries (the "Company"), does hereby certify pursuant to 18 U.S.C. §1350 that (i) the Annual Report on Form 10-K for the year ended December 31, 2002, as filed by the Company with the Securities and Exchange Commission (the "Annual Report"), to which this Certification is an Exhibit, fully complies with the applicable requirements of Section 13(a) or 15(d) of the Exchange Act of 1934; and (ii) the information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 27, 2003	/s/ STEVEN R. GARDNER Steven R. Gardner President and Chief Executive Officer

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  Exhibit 99.1
CERTIFICATION